Exhibit Number	Description
3.1	Articles of Incorporation (1)
3.2	By-Laws(1)
5.1	Opinion of Cane Clark, LLP, with consent to use(1)
10.1	License Agreement (1)
10.2	Slack Services
10.3	Bendio Services
10.4	MERI China, LLC Manufacturing Bid
23.1	Consent of Malone & Bailey, PC
24.1	Power of Attorney (see attached signature page)

(1) Included in previously filed registration statement.
Exhibit 10.4

MERI China, LLC

Quote #: JB-4-0
VENDOR	CUSTOMER
MERI, LLC 9116 E. Sprague Ave., #888 Spokane, WA 99206-3601	Gregory Ruff Spokane, WA

Printed Date	Terms	Rep	VIA	FOB
611812009	50%/50%	HH	Ocean	China
shipping Separate

Line	Part #	Description	Qty	Unit Price	Sub Total	Notes
#				(US$)	(US$)
1	Short	ASS Toothbrush	5000	$0.96	$4,800.00	Clamshell included
2	Medium	ASS Toothbrush	5000	$1.03	$5,150.00	Clamshell included
3	Long	ASS Toothbrush	5000	$1.17	$5,850.00	Clamshell included
4	Molds	2pc mold set, 1 cavitity	1	$7,538.46	$7,538.46	25 day leadtime
5	Clamshell molds	3 sizes clamshell molds	3	$200.00	$600.00	10 day leadtime

		Production leadtime 20 days

		Total			$23,938.46
Notes

Quote # J8-4-0, Toothbrush, 20090623